UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2026

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario	K7A 0A8
(Address of principal executive officers)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On August 7, 2026, PKF O’Connor Davies, LLP (“PKFOD”), which had been serving as the independent registered public accounting firm of Canopy Growth Corporation (the “Company”), resigned as the Company’s independent registered public accounting firm, effective August 7, 2026 (the “Resignation Date”) due to strategic changes in the desire of the firm to provide services to the cannabis sector. The Audit Committee (the “Audit Committee”) of the board of directors of the Company therefore accepted PKFOD’s resignation on the Resignation Date.

During the fiscal years ended March 31, 2026 and March 31, 2025, and the subsequent interim period through August 7, 2026, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and PKFOD on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PKFOD, would have caused it to make reference thereto in its audit report on the financial statements of the Company for such years and subsequent interim period.

The audit report of PKFOD on the Company’s consolidated financial statements for the fiscal years ended March 31, 2026 and March 31, 2025 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that:

1.	PKFOD’s report on the Company’s consolidated financial statements for the fiscal year ended March 31, 2026 included an explanatory paragraph related to the restatement of the consolidated financial statements for the fiscal years ended March 31, 2025 and March 31, 2024 as further described below.

2.	PKFOD’s report on the Company’s consolidated financial statements for the fiscal year ended March 31, 2025 (the “2025 Consolidated Financial Statements”) included a separate paragraph stating:

As discussed in Note 2 to the financial statements, the Company has experienced recurring losses from operations and requires additional capital to fund its operations, which raise substantial doubt about the Company’s ability to continue as a going concern. The Company concluded that the substantial doubt raised about the Company’s ability to continue as a going concern has been alleviated as a result of management’s plans discussed in Note 2. Our opinion is not modified with respect to that matter.

During the fiscal years ended March 31, 2026 and March 31, 2025, and the subsequent interim period through August 7, 2026, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except with respect to:

1.	The audit report of PKFOD, dated June 15, 2026, on the Company’s internal control over financial reporting as of March 31, 2026 (the “2026 ICFR Audit Report”) contained an adverse opinion. The 2026 ICFR Audit Report indicates that the Company did not maintain effective internal control over financial reporting as of March 31, 2026 because of the effect of a material weakness on the achievement of the objectives of the control criteria established in Internal Control–Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. In this regard, the 2026 ICFR Audit Report states:

A material weakness has been identified and included in management’s assessment in that a control designed to review and approve the financial reporting implications of significant technical accounting matters, specifically the classification of equity-linked instruments as either equity or liabilities, was not designed or operating effectively.

2.	As previously disclosed in the Company’s Current Report Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 15, 2026 (the “May 15th 8-K”), in connection with the preparation of the consolidated financial statements of the Company for the fiscal year ended March 31, 2026, on May 15, 2026, the Audit Committee was made aware of and, after discussion with senior management of the Company, concluded that the Company’s previously issued (i) audited consolidated financial statements for the fiscal year ended March 31, 2024, included in the Company’s Annual Report on Form 10-K for such fiscal year (the “2024 10-K”), (ii) audited consolidated financial statements for the fiscal year ended March 31, 2025, included in the Company’s Annual Report on Form 10-K for such fiscal year (the “2025 10-K”) and (iii) unaudited consolidated financial statements for the quarterly periods ended September 30, 2023, December 31, 2023, June 30, 2024, September 30, 2024, December 31, 2024, June 30, 2025, September 30, 2025, and December 31, 2025, included in the Company’s Quarterly Reports on Form 10-Q for such quarterly periods, should no longer be relied upon because of non-cash technical errors in the Company’s accounting relating to certain share-settled warrants of the Company with exercise prices denominated in U.S. dollars, first issued during the fiscal year ended March 31, 2024. The May 15th 8-K also stated that “the reports of the Company’s independent registered public accounting firms included in the 2024 10-K and the 2025 10-K should no longer be relied upon.”

The above reportable events were discussed between the Audit Committee and PKFOD, and PKFOD has been authorized by the Company to respond fully to inquiries by MNP LLP (“MNP”), the successor independent registered public accounting firm of the Company, concerning the reportable events.

The Company provided PKFOD with a copy of this Current Report on Form 8-K and requested that PKFOD furnish the Company with a letter addressed to the SEC pursuant to Item 304(a)(3) of Regulation S-K, stating whether PKFOD agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of PKFOD’s letter, dated August 7, 2026, is filed as Exhibit 16.1 hereto.

(b) Engagement of Independent Registered Public Accounting Firm

Also on August 7, 2026, the Audit Committee engaged MNP, a nationally recognized auditing firm in Canada, as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027.

During the fiscal years ended March 31, 2026 and March 31, 2025, and through August 7, 2026, neither the Company, nor anyone on its behalf, consulted MNP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company and neither a written report nor oral advice was provided to the Company that MNP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii)any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

16.1	Letter from PKF O’Connor Davies, LLP, dated August 7, 2026, to the SEC regarding change in certifying accountant.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

By:	/s/ Thomas Stewart
Thomas Stewart
Chief Financial Officer

Date: August 7, 2026

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